EXHIBIT 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of July 21, 2008, by and between PARTNERS FOR GROWTH II, L.P. ("PFG") and St. Bernard Software, Inc., a Delaware corporation (individually and collectively, "Grantor"), with reference to the following facts:

A.  PFG and Grantor, as Borrower, are parties to that certain Loan and Security Agreement of even date with this Agreement (as amended from time to time, the "Loan Agreement"). (Capitalized terms used herein have the meaning assigned in the Loan Agreement.)

B.  Pursuant to the Loan Agreement, Grantor has granted to PFG a security interest in all of the Collateral. The Collateral includes without limitation all Intellectual Property (including without limitation the Intellectual Property described herein).

Grantor agrees as follows:

To secure performance of all of its "Obligations" as defined in the Loan Agreement, Grantor grants to PFG a security interest in all of Grantor's right, title and interest in Grantor's Intellectual Property, including without limitation (i) the trademarks and servicemarks listed or required to be listed from time to time on Schedule A hereto, whether registered or not, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, and (ii) the patents and patent applications listed or required to be listed from time to time on Schedule B hereto and all like protections including, without limitation, all improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, (iii) all copyrights, maskworks, software, computer programs and other works of authorship listed or required to be listed from time to time on Schedule C hereto, and all extensions and renewals thereof, (iv) all domain names and domain name rights used in connection with its business and that of its Subsidiaries, all legal and equitable rights in domain names and ownership thereof, domain registry, domain servers, web hosting and related contracts, services and facilities (collectively, "Domain Rights") listed or required to be listed from time to time on Schedule D hereto, and all extensions and renewals thereof, and (iv) all rights to recover for past or future infringement of any of the foregoing, and (v) all right, title and interest in and to any and all present and future license agreements with respect to any of the foregoing, and (vi) all present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to any of the foregoing.

1.  Grantor represents and warrants that (i) listed on Schedule A hereto are all trademark registrations and pending registrations owned or controlled by Grantor, (ii) listed on Schedule B are all patents and patent applications owned or controlled by Grantor, (iii) listed on Schedule C are all copyrights, software, computer programs, mask works, and other works of authorship owned or controlled by Grantor which are registered with the United States Copyright Office, and (iv) listed on Schedule D are all Domain Rights in which Grantor has any legal, contractual or equitable right.

2.  Grantor shall not, hereafter, register any maskworks, software, computer programs or other works of authorship subject to United States copyright protection with the United States Copyright Office without first complying with the following: (i) providing Secured Party with at least 10 business days prior written notice thereof, (ii) providing Secured Party with a copy of the application for any such registration and (iii) executing and filing such other instruments, and taking such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral, including without limitation the filing with the United States Copyright Office, simultaneously with the filing by Grantor of the application for any such registration, of a copy of this Agreement or a Supplement hereto in form reasonably acceptable to Secured Party identifying the maskworks, software, computer programs or other works of authorship being registered and confirming the grant of a security interest therein in favor of Secured Party.

3.  This Agreement is being executed and delivered pursuant to the Loan Agreement; nothing herein limits any of the terms or provisions of the Loan Agreement, and PFG's rights hereunder and under the Loan Agreement are cumulative. This Agreement, the Loan Agreement and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of its reasonable costs and expenses (including without limitation reasonable attorneys' fees) from the non-prevailing party. This Agreement and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of PFG and Grantor shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California.

4.  Grantor agrees that simultaneously with the execution of this Agreement, and thereafter upon any amendment of Schedule A, Schedule B, Schedule C or Schedule D, the appropriate entities constituting Grantor shall execute notices in the forms appended hereto (each, a "Notice"), as appropriate, with respect to all of the pledged Intellectual Property, now owned or hereafter acquired, and shall deliver each Notice to PFG for the purpose of recordation at the U.S. Patent and Trademark Office or the U.S. Copyright Office, or otherwise, as appropriate. Whether or not Grantor executes such a Notice reflecting new Intellectual Property, Grantor hereby irrevocably appoints PFG as its lawful attorney-in-fact without any further authorization to file such ,notices, liens or other instruments as may be customary from time to time for PFG to perfect security interests in Grantor's Intellectual Property. With respect to the power of attorney granted in the attached DOMAIN RIGHTS COLLATERAL AGREEMENT AND NOTICE, so long as no default has occurred and is continuing under the Loan Documents, PFG shall not take any action referenced therein in the name of Grantor.

Address of Grantor:	St. Bernard Software, Inc.

15015 Avenue of Science San Diego, CA 92128	By: /s/ Vincent A. Rossi Name: Vincent A. Rossi Title: Chief Executive Officer and Secretary

Address of PFG: Partners for Growth II, L.P. 180 Pacific Avenue San Francisco, California 94111	PARTNERS FOR GROWTH II, L.P.
By: /s/ Andrew W. Kahn Name: Andrew W. Kahn Title: Manager, Partners for Growth II, LLC Its: General Partner

SCHEDULE A
St. Bernard Software, Inc.
Trademark Schedule

Trademarks

Serial Number - Registration Number	Mark

78298124	EPRISM
75823687	IPRISM
78/613,844	ST. BERNARD
77/084,182	LIVEPRISM

SCHEDULE B
St. Bernard Software, Inc.
Patent Schedule

Patents

Patent/Application Number	Title

SCHEDULE C

St. Bernard Software, Inc.

COPYRIGHTS

SCHEDULE D

St. Bernard Software, Inc.

DOMAIN RIGHTS

Domain Name	Service Provider Contact Details and Account Number if any)	Owner and Registrar or Administrative Contact of Record	Expiry Date of Domain

STBERNARD.COM	______	NETWORK SOLUTIONS	1/1/11
IPINC.COM	______	NETWORK SOLUTIONS	12/31/10
MXPATH-DEMO.COM	______	NETWORK SOLUTIONS	1/25/09
SINGLEFIN.NET	______	NETWORK SOLUTIONS	1/25/09
MXPATH.NET		NETWORK SOLUTIONS	1/25/09
LIVEPRISM.COM		NETWORK SOLUTIONS	11/25/08
IPRISM.BIZ		NETWORK SOLUTIONS	11/11/08
IPRISM.NET		NETWORK SOLUTIONS	1/1/09
LIVEPRISM.BIZ		NETWORK SOLUTIONS	11/14/08
LIVEPRISM.CO.UK		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.INFO		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.NET		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.ORG		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.ORG.UK		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.UK.COM		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.UK.NET		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.US		NETWORK SOLUTIONS	11/14/08
LIVEPRISM.US.COM		NETWORK SOLUTIONS	11/15/08
LIVEPRISMDEMO.COM		NETWORK SOLUTIONS	12/13/08
SECURITYKNOWLEDGE.INFO		NETWORK SOLUTIONS	12/25/08

TRADEMARK COLLATERAL AGREEMENT AND NOTICE

This Trademark Collateral Agreement and Notice dated as of July 21, 2008, is between St. Bernard Software, Inc., a Delaware corporation with its principal place of business at 15015 Avenue of Science, San Diego, CA 92128 ("Assignor") and Partners for Growth II, L.P., 180 Pacific Avenue, San Francisco, CA 94111 ("Assignee") pursuant to a Loan and Security Agreement dated July 21, 2008, by and among Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

WHEREAS, Assignor is the owner of certain trademarks, including all federal applications and/or registrations therefor, together with the goodwill of the business connected with the use of and symbolized thereby, as listed on Exhibit 1 hereto (the "Marks"); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Marks and all proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Security Agreement") in favor of the Assignee dated July 21, 2008, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Marks and all proceeds thereof and gives notice of such security interest and the existence of such Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:	Assignee:

St. Bernard Software, Inc.	PARTNERS FOR GROWTH II, L.P.

By /s/ Vincent A. Rossi	By /s/ Andrew W. Kahn
Chief Executive Officer
Name: Andrew W. Kahn
By /s/ Vincent A. Rossi
Secretary	Title: Manager, Partners for Growth II, LLC Its General Partner

EXHIBIT 1
St. Bernard Software, Inc.

Trademark Schedule

Serial Number - Registration Number	Mark

78298124	EPRISM
75823687	IPRISM
78/613,844	ST. BERNARD
77/084,182	LIVEPRISM

PATENT COLLATERAL AGREEMENT AND NOTICE

This Patent Collateral Agreement and Notice dated as of July 21, 2008, is between St. Bernard Software, Inc., a Delaware corporation with its principal place of business at 15015 Avenue of Science, San Diego, CA 92128 ("Assignor") and Partners for Growth II, L.P., 180 Pacific Avenue, San Francisco, CA 94111 ("Assignee") pursuant to a Loan and Security Agreement dated July 21, 2008, by and among Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

WHEREAS, Assignor is the owner of certain United States patents and/or patent applications as listed on Exhibit 1 hereto (the "Patents"); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Patents and all proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Security Agreement") in favor of the Assignee dated July 21, 2008, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Patents and all proceeds thereof and gives notice of such security interest and the existence of such Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:	Assignee:

St. Bernard Software, Inc.	PARTNERS FOR GROWTH II, L.P.

By /s/ Vincent A. Rossi	By /s/ Andrew W. Kahn
Chief Executive Officer
Name: Andrew W. Kahn
By /s/ Vincent A. Rossi
Secretary	Title: Manager, Partners for Growth II, LLC Its General Partner

EXHIBIT 1
St. Bernard Software, Inc.
Patent Schedule

Patents

Patent/Application Number	Title

COPYRIGHT COLLATERAL AGREEMENT AND NOTICE

This Copyright Collateral Agreement and Notice dated as of July 21, 2008, is between St. Bernard Software, Inc., a Delaware corporation with its principal place of business at 15015 Avenue of Science, San Diego, CA 92128 ("Assignor") and Partners for Growth II, L.P., 180 Pacific Avenue, San Francisco, CA 94111 ("Assignee") pursuant to a Loan and Security Agreement dated July 21, 2008, by and among Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

WHEREAS, Assignor is the owner of certain copyrightable works which are the subject of United States copyright registrations and/or copyright applications as listed on Exhibit 1 hereto (the "Copyrights"); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Copyrights and all proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Security Agreement") in favor of the Assignee :Led July 21, 2008, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Copyrights and all proceeds thereof and gives notice of such security interest and the existence of such Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:	Assignee:

St. Bernard Software, Inc.	PARTNERS FOR GROWTH II, L.P.

By /s/ Vincent A. Rossi	By /s/ Andrew W. Kahn
Chief Executive Officer
Name: Andrew W. Kahn
By /s/ Vincent A. Rossi
Secretary	Title: Manager, Partners for Growth II, LLC Its General Partner

EXHIBIT 1

St. Bernard Software, Inc.

COPYRIGHT SCHEDULE

None registered

DOMAIN RIGHTS COLLATERAL AGREEMENT AND NOTICE

This Domain Rights Collateral Agreement and Notice dated as of July 21, 2008, is between St. Bernard Software, Inc., a Delaware corporation with its principal place of business at 15015 Avenue of Science, San Diego, CA 92128 ("Assignor") and Partners for Growth II, L.P., 180 Pacific Avenue, San Francisco, CA 94111 ("Assignee") pursuant to a Loan and Security Agreement dated July 21, 2008, by and among Assignor and Assignee and pursuant to certain other loan documents referenced therein (collectively, the "Loan Documents").

WHEREAS, Assignor is the owner of certain Domain Rights as defined in the Loan Documents which are, as of the date hereof, as listed on Exhibit 1 hereto (the "Domain Rights"); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Domain Rights and all proceeds thereof and all other related claims and rights as more fully described in a certain Intellectual Property Security Agreement (the "Security Agreement") in favor of the Assignee dated July 21, 2008, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations: (1) Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Domain Rights and all proceeds thereof and gives notice of such security interest and the existence of such Security Agreement providing therefor; and (2) Assignor hereby irrevocably appoints PFG as its lawful attorney-in-fact without any further authorization to take any action and file any notice on behalf of Assignor that Assignor itself could file in respect of its Domain Rights, including without limitation, to transfer Domain Rights, change administrative contacts in respect of Domain Rights, maintain Domain Rights, and provide instructions to domain hosting services and any domain name registrars.

Executed as of the date first above written.

Assignor:	Assignee:

St. Bernard Software, Inc.	PARTNERS FOR GROWTH II, L.P.

By /s/ Vincent A. Rossi	By /s/ Andrew W. Kahn
Chief Executive Officer
Name: Andrew W. Kahn
By /s/ Vincent A. Rossi
Secretary	Title: Manager, Partners for Growth II, LLC Its General Partner

SCHEDULE D

St. Bernard Software, Inc.

DOMAIN RIGHTS

Domain Name	Service Provider Contact Details and Account Number if any)	Owner and Registrar or Administrative Contact of Record	Expiry Date of Domain

STBERNARD.COM	______	NETWORK SOLUTIONS	1/1/11
IPINC.COM	______	NETWORK SOLUTIONS	12/31/10
MXPATH-DEMO.COM	______	NETWORK SOLUTIONS	1/25/09
SINGLEFIN.NET	______	NETWORK SOLUTIONS	1/25/09
MXPATH.NET		NETWORK SOLUTIONS	1/25/09
LIVEPRISM.COM		NETWORK SOLUTIONS	11/25/08
IPRISM.BIZ		NETWORK SOLUTIONS	11/11/08
IPRISM.NET		NETWORK SOLUTIONS	1/1/09
LIVEPRISM.BIZ		NETWORK SOLUTIONS	11/14/08
LIVEPRISM.CO.UK		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.INFO		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.NET		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.ORG		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.ORG.UK		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.UK.COM		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.UK.NET		NETWORK SOLUTIONS	11/15/08
LIVEPRISM.US		NETWORK SOLUTIONS	11/14/08
LIVEPRISM.US.COM		NETWORK SOLUTIONS	11/15/08
LIVEPRISMDEMO.COM		NETWORK SOLUTIONS	12/13/08
SECURITYKNOWLEDGE.INFO		NETWORK SOLUTIONS	12/25/08